First Quarter Fiscal Year 2021 Earnings Presentation February 4, 2021 Nasdaq: OCSI Exhibit 99.2

Forward Looking Statements Some of the statements in this presentation constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation may include statements as to: our future operating results and distribution projections; the ability of Oaktree Fund Advisors, LLC (“Oaktree”) to reposition our portfolio and to implement Oaktree’s future plans with respect to our business; the ability of Oaktree and its affiliates to attract and retain highly talented professionals; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our expected financings and investments and additional leverage we may seek to incur in the future; the adequacy of our cash resources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; and the cost or potential outcome of any litigation to which we may be a party. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in our annual report on Form 10-K for the fiscal year ended September 30, 2020. Other factors that could cause actual results to differ materially include: changes or potential disruptions in our operations, the economy, financial markets or political environment; risks associated with possible disruption in our operations or the economy generally due to terrorism, natural disasters or the COVID-19 pandemic; future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies or regulated investment companies; general considerations associated with the COVID-19 pandemic; the ability of the parties to consummate the two-step merger (the “Mergers”) of OCSI with and into Oaktree Specialty Lending Corporation (“OCSL”) on the expected timeline, or at all; the ability to realize the anticipated benefits of the Mergers; the effects of disruption on our business from the proposed Mergers; the combined company’s plans, expectations, objectives and intentions, as a result of the Mergers; any potential termination of the Merger Agreement; the actions of our stockholders or the stockholders of OCSL with respect to the proposals submitted for their approval in connection with the Mergers; and other considerations that may be disclosed from time to time in our publicly disseminated documents and filings. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Additional Information and Where to Find It This communication relates to the Mergers, along with related proposals for which stockholder approval is being sought (collectively, the “Proposals”). In connection with the Proposals, each of OCSL and OCSI has filed relevant materials with the SEC, including a registration statement on Form N-14, which includes a joint proxy statement of OCSL and OCSI and a prospectus of OCSL (the “Joint Proxy Statement”). The Joint Proxy Statement was mailed to stockholders of OCSL and OCSI on or about January 21, 2021. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF OCSL AND OCSI ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT OCSL, OCSI, THE MERGERS AND RELATED MATTERS. Investors and security holders are able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by OCSL, from OCSL’s website at http://www.oaktreespecialtylending.com, and, for documents filed by OCSI, from OCSI’s website at http://www.oaktreestrategicincome.com. Participants in the Solicitation OCSL and OCSI and their respective directors, certain of their respective executive officers and certain other members of management and employees of Oaktree Fund Advisors, LLC and its affiliates, may be deemed to be participants in the solicitation of proxies from the stockholders of OCSL and OCSI in connection with the Proposals. Information about the directors and executive officers of OCSL and OCSI is set forth in the Joint Proxy Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the OCSL and OCSI stockholders in connection with the Mergers is contained in the Joint Proxy Statement and other relevant materials filed with the SEC. These documents may be obtained free of charge from the sources indicated above. No Offer or Solicitation This presentation is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this presentation is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in OCSI, OCSL or in any fund or other investment vehicle managed by Oaktree or any of its affiliates. Unless otherwise indicated, data provided herein are dated as of December 31, 2020.

Summary of Results for the Quarter Ended December 31, 2020 Net Investment Income $0.14 per share for the quarter ended December 31, 2020, up 7% as compared with $0.13 per share for the quarter ended September 30, 2020 Increase primarily driven by lower interest expense resulting from lower outstanding borrowings and lower Part I incentive fees Dividend Declared a cash distribution of $0.155 per share, an increase of 7% from the prior distribution and the second consecutive quarterly distribution increase Distribution will be payable on February 26, 2021 to stockholders of record as of February 12, 2021 Net Asset Value $9.38 per share as of December 31, 2020, up 4% as compared with $9.05 per share as of September 30, 2020 Increase primarily due to unrealized gains resulting from price increases on liquid debt investments and the impact of tighter credit spreads on private investment valuations Investment Activity $56 million of new investment commitments across 12 companies 8.2% weighted average yield on new investment commitments; 100% first lien Received $34 million of proceeds from prepayments, exits, other paydowns and sales Investment Portfolio $521 million of investments at fair value diversified across 78 portfolio companies 89% senior secured debt 7.3% weighted average debt portfolio yield, up as compared with 7.0% as of September 30, 20201 Capital Structure & Liquidity $253 million of total debt outstanding as of December 31, 2020; 0.91x total debt to equity Liquidity was composed of $14 million of unrestricted cash and $87 million of undrawn capacity on credit facilities2; unfunded commitments were $33 million, approximately $29 million of which can be drawn immediately3 1“Weighted average debt portfolio yield” is the annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, excluding the Company’s investments in OCSI Glick JV LLC (the “Glick JV”), a joint venture that invests primarily in middle market and other corporate debt securities. 2Credit facility availability subject to borrowing base and other limitations. 3Excludes unfunded commitments to the Glick JV. Approximately $5 million of unfunded commitments were ineligible to be immediately drawn due to certain milestones.

Update on Pending Merger with OCSL OCSL – OCSI Merger Agreement Summary On October 28, 2020, the Company entered into an agreement to merge with and into OCSL, an affiliated business development company managed by Oaktree, with OCSL as the surviving company Under the terms of the proposed merger, the Company’s shareholders will receive an amount of shares of OCSL common stock with a NAV equal to the NAV of shares of the Company’s common stock that they hold at the time of closing The combined company will trade under the ticker symbol “OCSL” on the Nasdaq Global Select Market Recent Developments On January 19, 2021, OCSL filed an amended registration statement on Form N-14, which included a joint proxy statement of OCSL and the Company and OCSL’s prospectus. The registration statement on Form N-14 was declared effective by the SEC on January 21, 2021. On January 21, 2021, the Company filed its definitive proxy statement with the SEC, which was mailed on or about January 21, 2021 to the Company’s stockholders of record as of January 19, 2021 The Company’s special meeting of stockholders and OCSL’s annual meeting of stockholders are both scheduled for March 15, 2021 to vote on the matters described in the definitive proxy statement as required by the Merger Agreement The transaction is expected to close soon after the meetings of stockholders in March 2021, subject to stockholder approval and other customary closing conditions

Portfolio Summary as of December 31, 2020 (As % of total portfolio at fair value; $ in millions) (As % of total portfolio at fair value) Portfolio Composition Top Ten Industries4 Portfolio Characteristics Note:Numbers may not sum due to rounding. 1Excludes OCSI’s share of the return on debt investments in the Glick JV. 2 Excludes negative EBITDA borrowers and recurring revenue software investments. 3Excludes OCSI’s investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Including the Glick JV, non-accruals represented 10.2% of the debt portfolio at fair value as of December 31, 2020. 4 Based on GICS sub-industry classification. Excludes multi-sector holdings, which is composed of investments in the Glick JV. $521 million Total Investments 78 Portfolio Companies 7.3% Weighted Average Yield on Debt Investments $124 million Median Debt Portfolio Company EBITDA2 89% Senior Secured Debt Investments 0 Non-Accruals (Excluding the Glick JV)3 (At fair value) (Excluding the Glick JV)1

Portfolio Diversity OCSI’s portfolio is diverse across borrowers and industries (As % of total portfolio at fair value) (As % of total portfolio at fair value) Portfolio by Industry1 Diversity by Investment Size Top 10 Investments 23% Next 15 Investments 24% Remaining 52 Investments 43% Glick JV 10% Industry % of Portfolio Software 12.7% Commercial Services & Supplies 7.7% Aerospace & Defense 6.7% Media 6.2% IT Services 5.1% Diversified Telecommunication Services 4.5% Chemicals 3.5% Oil, Gas & Consumable Fuels 3.4% Entertainment 3.1% Health Care Providers & Services 3.0% Hotels, Restaurants & Leisure 3.0% Personal Products 3.0% Remaining 19 Industries 27.8% Glick JV 10.2% As of December 31, 2020 Note:Numbers may not sum due to rounding. 1Based on GICS industry classification.

Investment Activity New Investment Highlights ($ in millions) Historical Originations and Exits (As % of new investment commitments; $ in millions) New Investment Composition As of December 31, 2020 Note:Numbers rounded to the nearest million or percentage point and may not sum due to rounding. 1 New funded investments includes drawdowns on existing revolver commitments. Includes $17 million of unsettled purchases as of December 31, 2020. 2Investment exits includes proceeds from prepayments, exits, other paydowns and sales. 2 1 $56 million New Investment Commitments $43 million New Investment Fundings1 8.2% Weighted Average Yield on New Debt Commitments 100% Also Held by Other Oaktree Funds $50 million New Investment Commitments in New Portfolio Companies $5 million New Investment Commitments in Existing Portfolio Companies

As of December 31, 2020 Note:Numbers may not sum due to rounding. 1Excludes investments in the Glick JV. Non-Core Investment Portfolio Detail Portfolio Repositioning Progress1 (As % of non-core investment portfolio at fair value; $ in millions) Non-core Investments by Type (At fair value; $ in millions) Non-core Portfolio Composition $38 Non-Core Investments: 8% of portfolio Non-Core Investments: 58% of portfolio -87% Non-Core Investments +106% Core Investments ($ in millions; at fair value) Only four non-core investments remained as of December 31, 2020

Financial Highlights ($ and number of shares in thousands, except per share amounts) As of 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Net Investment Income per Share $0.14 $0.13 $0.11 $0.15 $0.16 Net Realized and Unrealized Gains (Losses) per Share $0.34 $0.57 $1.32 $(2.53) $0.05 Earnings (Loss) per Share $0.48 $0.70 $1.43 $(2.38) $0.21 Distributions per Share $0.145 $0.125 $0.125 $0.155 $0.155 NAV per Share $9.38 $9.05 $8.47 $7.17 $9.71 Weighted Average Shares Outstanding 29,467 29,467 29,467 29,467 29,467 Investment Portfolio (at Fair Value) $520,996 $502,293 $506,452 $524,379 $584,454 Cash and Cash Equivalents $13,605 $25,073 $30,103 $21,931 $9,525 Total Assets $552,523 $544,370 $579,325 $589,794 $613,134 Total Debt Outstanding $252,757 $267,586 $312,157 $327,157 $306,157 Net Assets $276,441 $266,681 $249,709 $211,234 $286,017 Total Debt to Equity Ratio 0.91x 1.00x 1.25x 1.55x 1.07x Net Debt to Equity Ratio 0.87x 0.91x 1.13x 1.44x 1.04x Weighted Average Interest Rate on Debt Outstanding 2.6% 2.6% 3.0% 3.8% 4.0%

OAKTREE
OCSI | Strategic Income Corporation

# Portfolio Highlights

| | As of | | | | |
|---|---|---|---|---|---|
| *($ in thousands; at fair value)* | 12/31/2020 | 9/30/2020 | 6/30/2020 | 3/31/2020 | 12/31/2019 |
| Investments at Fair Value | $520,996 | $502,293 | $506,452 | $524,379 | $584,454 |
| Number of Portfolio Companies | 78 | 78 | 76 | 88 | 84 |
| Average Portfolio Company Debt Investment Size | $6,700 | $6,600 | $6,700 | $6,000 | $7,100 |
| **Asset Class:** | | | | | |
| First Lien | 85.7% | 86.0% | 88.4% | 90.6% | 88.0% |
| Second Lien | 3.6% | 3.7% | 2.5% | 2.2% | 2.7% |
| Glick JV | 10.2% | 9.8% | 9.1% | 7.2% | 9.3% |
| Equity | 0.4% | 0.5% | - % | - % | - % |
| **Interest Rate Type for Debt Investments:** | | | | | |
| % Floating Rate | 97.9% | 98.1% | 98.7% | 100.0% | 100.0% |
| % Fixed Rate | 2.1% | 1.9% | 1.3% | -% | -% |
| **Yields** | | | | | |
| Weighted Average Yield on Debt Investments[1] | 6.5% | 6.3% | 5.9% | 6.0% | 7.2% |
| Weighted Average Yield on Debt Investments (Excluding the Glick JV)[2] | 7.3% | 7.0% | 6.5% | 6.5% | 7.1% |
| Cash Component of Weighted Average Yield on Debt Investments | 5.5% | 5.3% | 5.1% | 5.5% | 7.0% |
| Weighted Average Yield on Total Portfolio Investments[3] | 6.5% | 6.3% | 5.9% | 6.0% | 7.2% |

*Note: Numbers may not sum due to rounding.*

[1] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, including our share of the return on the debt investments in the Glick JV.*

[2] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments, excluding our share of the return on the debt investments in the Glick JV.*

[3] *Annual stated yield earned plus net annual amortization of original issue discount or premium earned on accruing investments and dividend income, including our share of the return on the debt investments in the Glick JV.*

9

Investment Activity ($ in thousands) As of 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 New Investment Commitments $55,800 $54,100 $41,600 $93,900 $34,900 New Funded Investment Activity1 $43,000 $51,900 $34,900 $101,300 $37,900 Proceeds from Prepayments, Exits, Other Paydowns and Sales $34,300 $71,600 $90,700 $83,800 $46,000 Net New Investments2 $8,700 $(19,700) $(55,800) $17,500 $(8,100) New Investment Commitments in New Portfolio Companies 9 9 7 18 9 New Investment Commitments in Existing Portfolio Companies 3 3 2 9 2 Portfolio Company Exits 9 6 19 14 9 Weighted Average Yield at Cost on New Debt Investment Commitments 8.2% 9.5% 9.5% 6.6% 6.6% 1New funded investment activity includes drawdowns on existing revolver commitments. Includes $17 million of unsettled purchases as of December 31, 2020. 2Net new investments consists of new funded investment activity less proceeds from prepayments, exits, other paydowns and sales.

Historical Statement of Operations ($ in thousands) For the three months ended 12/31/2020 9/30/2020 6/30/2020 3/31/2020 12/31/2019 Interest income $7,688 $7,730 $7,783 $9,666 $11,212 PIK interest income 1,084 939 744 297 4 Fee income 215 277 109 380 388 Dividend income - 6 - - - Total investment income 8,987 8,952 8,636 10,343 11,603 Base management fee 1,303 1,320 1,375 1,442 1,506 Part I incentive fee 33 343 267 272 992 Interest expense 2,095 2,533 2,995 3,477 3,427 Other operating expenses1 1,555 1,010 830 862 1,002 Total expenses 4,987 5,207 5,468 6,052 6,926 Fees waived - - - (272) (51) Net expenses 4,987 5,207 5,468 5,781 6,876 Net investment income 4,000 3,746 3,169 4,562 4,728 Net unrealized appreciation (depreciation) 10,533 16,405 41,928 (67,418) 1,926 Net realized gains (losses) (500) 505 (2,938) (7,359) (520) Net increase (decrease) in net assets resulting from operations $14,032 $20,656 $42,159 $(70,216) $6,134 Note:Numbers may not sum due to rounding 1Includes professional fees, directors fees, administrator expenses and general and administrative expenses.

Net Asset Value Per Share Bridge Note:Net asset value per share amounts are based on the shares outstanding at each respective quarter end. Net investment income per share, net unrealized appreciation / (depreciation), and net realized gain / (loss) are based on the weighted average number of shares outstanding for the period. 1Excludes reclassifications of net unrealized appreciation / (depreciation) to net realized gains / (losses) as a result of investments exited during the quarter. 1 1

OAKTREE
OCSI | Strategic Income Corporation

# Capital Structure & Liquidity Overview

## Funding Sources

*($ in millions)*

| | Committed | Principal Outstanding | Interest Rate | Maturity |
|---|---|---|---|---|
| Deutsche Bank Facility | $160 | $132 | LIBOR+2.65% | 3/30/2022 |
| Citibank Revolving Credit Facility | 180 | 121 | LIBOR+1.70% / 2.25%[1] | 7/18/2023 |
| **Total** | **$340** | **$253** | | |

- Leverage target: 1.0x to 1.4x debt to equity
- 2.6% weighted average interest rate on debt outstanding
- 100% of debt sources are floating rate
- In compliance with all financial covenants under credit facilities for the December 31, 2020 reporting period

## Liquidity Rollforward[2]

*($ in millions)*

| | 3/31/2020 | 6/30/2020 | 9/30/2020 | 12/31/2020 |
|---|---|---|---|---|
| Credit Facility Committed | $405 | $405 | $351 | $340 |
| Credit Facility Drawn | (327) | (312) | (257) | (253) |
| Secured Borrowings | - | - | (11) | - |
| Cash and Cash Equivalents | 22 | 30 | 25 | 14 |
| **Total Liquidity** | **100** | **123** | **108** | **101** |
| Total Unfunded Commitments[3] | 6 | 18 | 20 | 33 |
| **Adjusted Liquidity** | **$94** | **$105** | **$88** | **$68** |

## Historical Leverage Utilization[2]

*($ in millions)*


Undrawn Capacity
Total Debt Outstanding
$405
$78
$327
$405
$93
$312
$351
$83
$268
$340
$87
$253
3/31/20
6/30/20
9/30/20
12/31/20

| | 3/31/20 | 6/30/20 | 9/30/20 | 12/31/20 |
|---|---|---|---|---|
| Cash | $22 | $30 | $25 | $14 |
| Net Assets | $211 | $250 | $267 | $276 |
| Net Leverage | 1.44x | 1.13x | 0.91x | 0.87x |
| Total Leverage | 1.55x | 1.25x | 1.00x | 0.91x |

*As of December 31, 2020*

*Note: We have analyzed cash and cash equivalents, availability under our credit facilities, the ability to rotate out of certain assets and amounts of unfunded commitments that could be drawn and believe our liquidity and capital resources are sufficient to take advantage of market opportunities in the current economic climate.*

1 *Interest rate spread depends on asset type.*
2 *Credit facility availability subject to borrowing base and other limitations.*
3 *Excludes unfunded commitments to the Glick JV.*

13

OAKTREE
OCSI | Strategic Income Corporation

# Joint Venture Summary

## Joint Venture with GF Equity Funding ("Glick")

- Primarily invests in senior secured loans of middle market companies as well as other corporate debt securities
- Joint venture structure
  - Equity ownership: 87.5% OCSI and 12.5% Glick
  - Shared voting control: 50% OCSI and 50% Glick
- Funded by $90 million credit facility

**OCSI's investments in the Glick JV (at fair value):**

| *($ in millions)* | 12/31/20 | 9/30/20 | 6/30/20 | 3/31/20 | 12/31/19 |
|---|---|---|---|---|---|
| Subordinated Note (L+4.5%)[1] | $53 | $49 | $46 | $38 | $54 |
| *Subordinated Note % Par* | *83%* | *76%* | *70%* | *57%* | *82%* |
| 87.5% Equity Interest | $ - | $ - | $ - | $ - | $ - |

**Subordinated Notes Restructuring:**

- During the quarter ended March 31, 2020, OCSI's subordinated note investment in the Glick JV was restructured and placed on non-accrual in response to the more volatile market environment
- While the Company did not recognize interest income from the Glick JV, the underlying investment portfolio generated net investment income of $1.4 million during the quarter ended December 31, 2020
- Subsequent to December 31, 2020, the Glick JV used these proceeds to make a $1.4 million repayment of outstanding principal on the subordinated notes, of which $1.2 million was paid to OCSI

## Portfolio Summary

*($ in millions; at fair value)*

| | 12/31/20 | 9/30/20 | 6/30/20 | 3/31/20 | 12/31/19 |
|---|---|---|---|---|---|
| Total Investments | $142 | $131 | $128 | $137 | $158 |
| First Lien | 92% | 95% | 95% | 95% | 92% |
| Second Lien & Other | 8% | 5% | 5% | 5% | 8% |
| Number of Debt Investments | 42 | 40 | 41 | 44 | 42 |
| Average Investment Size | $3 | $3 | $3 | $3 | $4 |
| Non-Accruals | 1.3% | 1.7% | 1.6% | 4.2% | 0.0% |
| Wt. Avg. Debt Portfolio Yield | 6.1% | 5.6% | 5.6% | 5.6% | 6.7% |

## Cash Flows & Distributions

*($ in millions)*

| | 12/31/20 | 9/30/20 | 6/30/20 | 3/31/20 | 12/31/19 |
|---|---|---|---|---|---|
| **Net Investment Income** | **$1.4** | **$1.4** | **$1.1** | **$2.0** | **$1.8**[2] |
| Cash Distributions: | | | | | |
| OCSI (87.5%) | $1.2 | $1.0 | $1.0 | - | $1.4 |
| Glick (12.5%) | $0.2 | $0.1 | $0.1 | - | $0.2 |
| **Total Distributions** | **$1.4** | **$1.1** | **$1.1** | **$ -** | **$1.6** |

*Distributions were used to pay down outstanding principal on subordinated notes*

*Placed on non-accrual status; NII was retained to support NAV*

*As of December 31, 2020*

[1] *Interest rate on subordinated notes was LIBOR + 6.5% prior to the subordinated notes restructuring, which occurred during the quarter ended March 31, 2020.*

[2] *Excludes interest paid on the Company's subordinated notes.*

14

Appendix

Illustrative OCSL-OCSI Merger Consideration Merger Consideration Highlights Illustrative Example1 OCSI OCSL Combined Total NAV $276.4 $964.9 $1,241.3 Shares Outstanding 29.5 141.0 181.3 NAV Per Share $9.38 $6.85 $6.85 Total merger consideration will be based on the NAVs of OCSL and OCSI determined within 48 hours of closing OCSL to acquire 100% of OCSI in a stock-for-stock transaction, with shares to be exchanged on a NAV-for-NAV basis Merger will result in an ownership split of the combined company proportional to each of OCSL’s and OCSI’s respective NAVs At closing, NAV used in determining the exchange ratio will reflect transaction expenses and any tax-related distributions 1Based on NAVs as of December 31, 2020. NAVs do not include the impact of expenses related to the merger or any tax-related distributions. OCSI NAV Per Share $9.38 OCSL NAV Per Share $6.85 Exchange Ratio 1.37 ($ and share amounts in millions, except per share data)

OAKTREE
OCSI | Strategic Income Corporation

# OCSI & OCSL Comparison

## Portfolio and Balance Sheet Metrics

*(At fair value, $ in thousands)*

| | OCSL | OCSI | Combined |
|---|---|---|---|
| **Portfolio:** | | | |
| Investments at Fair Value | $1,712,324 | $520,996 | **$2,233,321** |
| Top 10 Investments[1] (%) | 23% | 23% | **20%** |
| Number of Portfolio Companies | 115 | 78 | **143** |
| First Lien (%) | 60% | 86% | **66%** |
| Second Lien (%) | 25% | 4% | **20%** |
| Unsecured (%) | 3% | - | **2%** |
| Equity (%) | 4% | 0.4% | **3%** |
| Joint Venture Interests (%) | 7% | 10% | **8%** |
| Non-Accruals at Fair Value (% of debt portfolio) | 0.0% | 0.0%[2] | **0.0%[2]** |
| Debt Investment Overlap[1] ($) | $797,021 | $293,020 | |
| Debt Investment Overlap[1] (%) | 52% | 63% | |
| **Balance Sheet:** | | | |
| Total Assets | $1,793,903 | $552,523 | **$2,346,426** |
| Cash and Cash Equivalents | $24,234 | $13,605 | **$37,839** |
| Total Debt Outstanding[3] | $694,827 | $252,757 | **$947,584** |
| Net Assets | $964,917 | $276,441 | **$1,241,358** |
| Total Debt to Equity Ratio | 0.73x | 0.91x | **0.77x** |
| Net Debt to Equity Ratio | 0.70x | 0.87x | **0.74x** |
| Unsecured Borrowings[3] (%) | 43% | - | **32%** |
| Weighted Average Interest Rate on Debt Outstanding | 2.7% | 2.6% | **2.7%** |

*As of December 31, 2020*

1 *Excludes investments in the Senior Loan Fund JV I LLC and the Glick JV.*

2 *Excludes OCSI's investment in the Glick JV, which was restructured during the quarter ended March 31, 2020 and placed on non-accrual status. Including the Glick JV, non-accruals represented 10.2% of the debt portfolio at fair value as of December 31, 2020.*

3 *Net of unamortized financing costs.*

17

Contact: Michael Mosticchio, Investor Relations ocsi-ir@oaktreecapital.com